BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement dated February 26, 2016 to the

Aon Captives Shares

Institutional Shares

Prospectuses, Summary Prospectuses and Statement of Additional Information

of the Fund, dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Trust”) has approved a proposal to close Aon Captives Shares and Institutional Shares of the Fund to new share purchases. Accordingly, effective as of the close of business on June 1, 2016 (the “Effective Date”), the Fund will no longer accept purchase orders for Aon Captives Shares and Institutional Shares. Shareholders may continue to redeem Aon Captives Shares and Institutional Shares of the Fund following the Effective Date.

Shareholders should retain this Supplement for future reference.

PRSAI-CF-INS-0216SUP